Exhibit 35.2b

ANNUAL STATEMENT OF COMPLIANCE

OF

LNR PARTNERS, LLC

The undersigned, Job Warshaw, being the President of LNR Partners, LLC (the "Special Servicer"), as special servicer under the applicable Pooling and Servicing Agreement for the transactions listed on Schedule I hereto, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, on behalf of the Special Servicer, solely in his capacity as an authorized officer of the Special Servicer and not in his individual capacity, as follows:

1.

A review of the activities performed by the Special Servicer during the period commencing on January 1, 2021 and ending on December 31, 2021 (or any other shorter period set forth on Schedule I hereto) (the "Reporting Period"), and of the Special Servicer's performance under the Pooling and Servicing Agreement has been made under my supervision; and

2.

To the best of my knowledge, based on such review and using the applicable servicing criteria under Item 1122 of Regulation AB, the Special Servicer has fulfilled all of its obligations under the applicable Pooling and Servicing Agreement in all material respects throughout the Reporting Period.

LNR PARTNERS, LLC,

a Florida limited liability company

By: \s\ Job Warshaw

Job Warshaw

President

Dated: February 15, 2022

Schedule I
Deal Name

LNR Deals	LNR Capacities
BANK 2017-BNK8	LNR Special Servicer
BANK 2018-BNK11	LNR Special Servicer
BANK 2019-BNK20	LNR Special Servicer
BMARK 2019-B15	LNR Special Servicer
BMARK 2021-B29	LNR Special Servicer
CSAIL 2017-C8	LNR Special Servicer
MAD 2019-650M	LNR Special Servicer
BACM 2015-UBS7	LNR Special Servicer
BANK 2019-BNK19	LNR Special Servicer
BANK 2020-BN26	LNR Special Servicer
BBCMS 2020-C8	LNR Special Servicer
BBCMS 2021-C12	LNR Special Servicer
CGCMT 2017-B1	LNR Special Servicer
CGCMT 2018-B2	LNR Special Servicer
COMM 2013-CCRE9	LNR Special Servicer
COMM 2014-CCRE16	LNR Special Servicer
COMM 2015-CCRE22	LNR Special Servicer
COMM 2007-C9	LNR Special Servicer
GSMS 2020-GSA2	LNR Special Servicer
GSMS 2020-GSA2 (companion loan included in BBCMS 2020-C8)	LNR Special Servicer
MSC 2019-L3	LNR Special Servicer
UBSCM 2018-C11	LNR Special Servicer
UBSCM 2018-C10 (companion loan included in MSC 2018-H3)	LNR Special Servicer
UBSCM 2018-C11 (companion loan included in MSC 2018-H3)	LNR Special Servicer
WFCM 2014-LC16	LNR Special Servicer
WFCM 2015-C28	LNR Special Servicer
WFCM 2015-NXS3	LNR Special Servicer
WFCM 2016-C34	LNR Special Servicer
WFRBS 2013-C18	LNR Special Servicer
WFRBS 2014-C19	LNR Special Servicer
WFCM 2016-C37	LNR Special Servicer
WFCM 2019-C52	LNR Special Servicer
WFCM 2019-C54	LNR Special Servicer
WFCM 2016-LC25	LNR Special Servicer
COMM 2013-CCRE10	LNR Special Servicer
COMM 2013-CCRE12	LNR Special Servicer
COMM 2014-CCRE21	LNR Special Servicer

COMM 2014-LC17	LNR Special Servicer
COMM 2014-UBS2	LNR Special Servicer
COMM 2014-UBS3	LNR Special Servicer
COMM 2015-CCRE24	LNR Special Servicer
COMM 2004-LNB2	LNR Special Servicer
FRESB 2017-SB29	LNR Special Servicer
FRESB 2017-SB42	LNR Special Servicer
FRESB 2019-SB59	LNR Special Servicer
JPMBB 2015-C28	LNR Special Servicer
JPMBB 2015-C30	LNR Special Servicer
JPMBB 2015-C32	LNR Special Servicer
COMM 2005-LP5	LNR Special Servicer
CCRF 2007-MF1	LNR Special Servicer
CGCMT 2016-C1	LNR Special Servicer
CSWF 2018-TOP	LNR Special Servicer
CD 2006-CD2	LNR Special Servicer
CD 2007-CD5	LNR Special Servicer
BMARK 2018-B7	LNR Special Servicer
CGCMT 2019-C7	LNR Special Servicer
MSC 2020-L4	LNR Special Servicer
JPMCC 2017-FL11	LNR Special Servicer
JPMDB 2018-C8 - Fort Knox	LNR Special Servicer
JPMDB 2018-C8	LNR Special Servicer
JPMDB 2018-C8 (companion loan included in CGCMT 2018-B2)	LNR Special Servicer
UBSCM 2018-C8 (companion loan included in UBSCM 2018-C11)	LNR Special Servicer
UBSCM 2017-C7 (companion loan included in UBSCM 2018-C11)	LNR Special Servicer
CSAIL 2018-CX12 (companion loan included in UBSCM 2018-C11)	LNR Special Servicer
JPMCC 2016-JP3 (companion loan included in JPMCC 2016-JP2)	LNR Special Servicer
DBJPM 2016-C3 (companion loan included in JPMCC 2016-JP2)	LNR Special Servicer
JPMBB 2015-C33 (companion loan included in JPMBB 2015-C32)	LNR Special Servicer
GSMS 2015-GC34 (companion loan included in JPMBB 2015-C32)	LNR Special Servicer
JPMCC 2015-JP1 (companion loan included in JPMBB 2015-C32)	LNR Special Servicer
JPMBB 2015-C28 (companion loan included in JPMBB 2015-C27)	LNR Special Servicer
WFRBS 2014-C21 (companion loan included in JPMBB 2014-C22)	LNR Special Servicer
JPMBB 2014-C21	LNR Special Servicer

(companion loan included in JPMBB 2014-C18)
JPMBB 2014-C19 (companion loan included in JPMBB 2014-C18)	LNR Special Servicer
JPMCC 2013-C16 (companion loan included in JPMBB 2013-C15)	LNR Special Servicer
JPMCC 2016-JP3 (companion loan included in MSBAM 2016- C30)	LNR Special Servicer
WFCM 2015-C27 (companion loan included in MSBAM 2015- C21)	LNR Special Servicer
WBCMT 2007-C30 (companion loan included in LBUBS 2007-C1)	LNR Special Servicer
WFCM 2018-C46 (companion loan included in JPMDB 2018-C8)	LNR Special Servicer
BMARK 2018-B4 (companion loan included in JPMDB 2018-C8)	LNR Special Servicer
COMM 2018-COR3 (companion loan included in JPMDB 2018-C8)	LNR Special Servicer
BMARK 2019-B10 (companion loan included in JPMCC 2019- COR5)	LNR Special Servicer
JPMDB 2017-C5	LNR Special Servicer
JPMDB 2018-C4 (companion loan included in JPMCC 2016-JP4)	LNR Special Servicer
JPMCC 2017-JP6 (companion loan included in JPMCC 2016-JP4)	LNR Special Servicer
JPMCC 2017-JP5 (companion loan included in JPMCC 2016-JP4)	LNR Special Servicer
DBJPM 2016-C1 (companion loan included in JPMCC 2016-JP2)	LNR Special Servicer
COMM 2016-COR1 (companion loan included in JPMCC 2016-JP2)	LNR Special Servicer
SGCMS 2016-C5 (companion loan included in JPMCC 2016-JP2)	LNR Special Servicer
JPMCC 2013-C16 (companion loan included in JPMBB 2013-C15)	LNR Special Servicer
JPMCC 2013-C13 (companion loan included in JPMBB 2013-C12)	LNR Special Servicer
JPMCC 2013-LC11 (companion loan included in JPMBB 2013-C12)	LNR Special Servicer
WFCM 2019-C54 (companion loan included in GSMS 2019-GSA1)	LNR Special Servicer
GSMS 2015-GS1	LNR Special Servicer

(companion loan included in GSMS 2015-GC34)
JPMBB 2014-C23 (companion loan included in GSMS 2014-GC24)	LNR Special Servicer
COMM 2014-CR20 (companion loan included in GSMS 2014-GC24)	LNR Special Servicer
WFRBS 2014-C22 (companion loan included in GSMS 2014-GC24)	LNR Special Servicer
GSMS 2013-GCJ14 (companion loan included in GSMS 2013-GC13)	LNR Special Servicer
CSAIL 2019-C16	LNR Special Servicer
WFCM 2018-C46 (companion loan included in CSAIL 2018-CX12)	LNR Special Servicer
UBSCM 2018-C12 (companion loan included in CSAIL 2018-CX12)	LNR Special Servicer
UBSCM 2018-C12 (companion loan included in WFCM 2018-C46)	LNR Special Servicer
UBSCM 2017-C6 (companion loan included in CSAIL 2018-CX11)	LNR Special Servicer
UBSCM 2018-C11 (companion loan included in CSAIL 2018-CX11)	LNR Special Servicer
CSAIL 2018-CX12 (companion loan included in CSAIL 2018-CX11)	LNR Special Servicer
WFCM 2015-P2 (companion loan included in COMM 2015- LC23)	LNR Special Servicer
CFCRE 2016-C3 (companion loan included in COMM 2015-LC23)	LNR Special Servicer
WFCM 2016-LC24 (companion loan included in COMM 2015- LC23)	LNR Special Servicer
JPMDB 2016-C2 (companion loan included in COMM 2015- LC23)	LNR Special Servicer
COMM 2016-CR28 (companion loan included in COMM 2015- LC23)	LNR Special Servicer
COMM 2015-CR26 (companion loan included in COMM 2015- CR25)	LNR Special Servicer
COMM 2015-CR24 (companion loan included in COMM 2015- CR25)	LNR Special Servicer
COMM 2015-LC21 (companion loan included in COMM 2015- CR24)	LNR Special Servicer

COMM 2015-CR23 (companion loan included in COMM 2015- CR24)	LNR Special Servicer
COMM 2014-CCRE18 (companion loan included in COMM 2014- UBS3)	LNR Special Servicer
COMM 2014-LC15 (companion loan included in COMM 2014- UBS2)	LNR Special Servicer
JPMBB 2014-C25 (companion loan included in COMM 2014- LC17)	LNR Special Servicer
COMM 2014-CR20 (companion loan included in COMM 2014- LC17)	LNR Special Servicer
COMM 2015-LC19 (companion loan included in COMM 2014- CR21)	LNR Special Servicer
COMM 2013-CCRE8	LNR Special Servicer
COMM 2014-CR14 (companion loan included in COMM 2013- CR12)	LNR Special Servicer
JPMCC 2013-C16 (companion loan included in COMM 2013- CR12)	LNR Special Servicer
JPMBB 2013-C15	LNR Special Servicer
JPMBB 2013-C15 (companion loan included in COMM 2013- CR12)	LNR Special Servicer
GSMS 2013-GC16 (companion loan included in COMM 2013- CR12)	LNR Special Servicer
COMM 2013-CR11 (companion loan included in COMM 2013- CR12)	LNR Special Servicer
COMM 2013-CR11 (companion loan included in COMM 2013- CR10)	LNR Special Servicer
BMARK 2018-B1 (companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BMARK 2018-B1	LNR Special Servicer
WFCM 2018-C46	LNR Special Servicer
UBSCM 2018-C9 (companion loan included in CGCMT 2018-B2)	LNR Special Servicer
UBSCM 2018-C9	LNR Special Servicer

(companion loan included in UBSCM 2018-C11)
CSAIL 2018-CX11 (companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BANK 2018-BN12 (companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BANK 2018-BNK15	LNR Special Servicer
BANK 2018-BN15 (companion loan included in BANK 2019-BN16)	LNR Special Servicer
BANK 2019-BNK7 (companion loan included in CGCMT 2017-B1)	LNR Special Servicer
BANK 2019-BN24 (companion loan included in MSC 2019-L3)	LNR Special Servicer
BANK 2019-BN24 (companion loan included in CGCMT 2019-C7)	LNR Special Servicer
BANK 2019-BNK24	LNR Special Servicer
WFCM 2017-C42 (companion loan included in CGCMT 2017-B1)	LNR Special Servicer
WFCM 2017-C39 (companion loan included in CGCMT 2017-B1)	LNR Special Servicer
CFCRE 2016-C6 (companion loan included in CGCMT 2016-C1)	LNR Special Servicer
JPMDB 2016-C2 (companion loan included in CGCMT 2016-C1)	LNR Special Servicer
BACM 2016-UB10 (companion loan included in CGCMT 2016-C1)	LNR Special Servicer
WFCM 2015-NXS3 (companion loan included in CGCMT 2015-P1)	LNR Special Servicer
GSMS 2015-GC32 (companion loan included in CGCMT 2015-P1)	LNR Special Servicer
GSMS 2015-GS1 (companion loan included in CGCMT 2015- GC33)	LNR Special Servicer
GSMS 2015-GC34	LNR Special Servicer
GSMS 2014-GC22 (companion loan included in CGCMT 2014- GC21)	LNR Special Servicer
GSMS 2012-GCJ9 (companion loan included in CGCMT 2012-GC8)	LNR Special Servicer
GSMS 2012-GCJ9 (companion loan included in CGCMT 2012-GC8)	LNR Special Servicer
COMM 2012-CR1 (companion loan included in COMM 2012-CR1)	LNR Special Servicer
WFCM 2019-C52 (companion loan included in CF 2019-CF2)	LNR Special Servicer
CF 2019-CF1 (companion loan included in BBCMS 2018-C2)	LNR Special Servicer

JPMDB 2017-C7	LNR Special Servicer
WFCM 2017-C41 (companion loan included in CD 2017-CD6)	LNR Special Servicer
CCUBS 2017-C1 (companion loan included in CD 2017-CD6)	LNR Special Servicer
BMARK 2019-B10 (companion loan included in CF 2019-CF1)	LNR Special Servicer
BMARK 2019-B10 (companion loan included in BMARK 2019-B9)	LNR Special Servicer
BMARK 2019-B10	LNR Special Servicer
BMARK 2018-B8 (companion loan included in BMARK 2018-B10)	LNR Special Servicer
BMARK 2020-B18	LNR Special Servicer
BMARK 2020-B21	LNR Special Servicer
CF 2019-CF (companion loan included in BMARK 2019-B10)	LNR Special Servicer
WFCM 2018-C43 (companion loan included in CGCMT 2018-B2)	LNR Special Servicer
WFCM 2018-C48 (companion loan included in BMARK 2018-B7)	LNR Special Servicer
BBCMS 2018-C2 (companion loan included in BMARK 2018-B7)	LNR Special Servicer
BMARK 2018-B8 (companion loan included in BMARK 2018-B7)	LNR Special Servicer
CSAIL 2015-C3 (companion loan included in BACM 2015-UBS7)	LNR Special Servicer
CMAT 99-C1	LNR Special Servicer
CMAT 99-C2	LNR Special Servicer
MSCI 2007-IQ13	LNR Special Servicer
BACM 2000-2	LNR Special Servicer
BACM 2001-1	LNR Special Servicer
BACM 2002-PB2	LNR Special Servicer
BACM 2004-1	LNR Special Servicer
BACM 2005-3	LNR Special Servicer
BACM 2005-4	LNR Special Servicer
BACM 2005-6	LNR Special Servicer
BACM 2006-2	LNR Special Servicer
BACM 2006-3	LNR Special Servicer
BACM 2006-4	LNR Special Servicer
BACM 2006-5	LNR Special Servicer
BACM 2007-1	LNR Special Servicer
BACM 2007-2	LNR Special Servicer
BACM 2007-3	LNR Special Servicer
BACM 2007-4	LNR Special Servicer
CMLT 2008-LS1	LNR Special Servicer
MSBAM 2017-C34	LNR Special Servicer

FUNB 99-C1	LNR Special Servicer
BBCMS 2018-C2	LNR Special Servicer
BSCMS 2005-PWR8	LNR Special Servicer
BSCMS 2007-PW17	LNR Special Servicer
CGCMT 2007-C6	LNR Special Servicer
GMACC 2006-C1	LNR Special Servicer
MLMT 2005-LC1	LNR Special Servicer
MSCI 98-HF1	LNR Special Servicer
BKB 97-C1	LNR Special Servicer
CGCMT 2008-C7	LNR Special Servicer
COMM 2005-FL10	LNR Special Servicer
JPMCC 2007-CIB19	LNR Special Servicer
CAPCO 98-D7	LNR Special Servicer
CFCRE 2011-C1	LNR Special Servicer
CFCRE 2011-C2	LNR Special Servicer
CF 2019-CF1	LNR Special Servicer
CF 2019-CF2	LNR Special Servicer
CHASE 2000-3	LNR Special Servicer
CHASE 2000-1	LNR Special Servicer
FRESB 2018-SB48	LNR Special Servicer
CGCMT 2015-GC33	LNR Special Servicer
BX 2017-IMC	LNR Special Servicer
CGCMT 2012-GC8	LNR Special Servicer
CGCMT 2013-GC15	LNR Special Servicer
CGCMT 2013-GCJ11	LNR Special Servicer
CGCMT 2015-P1	LNR Special Servicer
CGCMT 2016-C1	LNR Special Servicer
CGGS 2018-WSS	LNR Special Servicer
GSMS 2011-GC5	LNR Special Servicer
CGCMT 2013-GC17	LNR Special Servicer
BX 2019-IMC	LNR Special Servicer
CGCC 2014-FL2	LNR Special Servicer
CGCMT 2016-P5	LNR Special Servicer
CD 2005-CD1	LNR Special Servicer
CD 2007-CD4	LNR Special Servicer
CD 2018-CD7 (companion loan included in MSC 2018-H3)	LNR Special Servicer
CD 2019-CD8	LNR Special Servicer
CGCMT 2004-C1	LNR Special Servicer
CGCMT 2006-C5	LNR Special Servicer
CGCMT 2014-GC21	LNR Special Servicer
BMARK 2019-B9	LNR Special Servicer
CLNY 2014-MF1	LNR Special Servicer
CCRF 2007-MF1	LNR Special Servicer
CSAIL 2019-C16 (companion loan included in BMARK 2019-B10)	LNR Special Servicer
CSAIL 2018-CX11	LNR Special Servicer

CSAIL 2018-CX12	LNR Special Servicer
CSMC 2017-HD	LNR Special Servicer
CSWF 2018-TOP	LNR Special Servicer
CSFB 2002-CKP1	LNR Special Servicer
CSFB 2003-C4	LNR Special Servicer
CSFB 2004-C2	LNR Special Servicer
CSFB 2004-C3	LNR Special Servicer
CSFB 2005-C1	LNR Special Servicer
CSFB 2005-C1	LNR Special Servicer
CSFB 98-C1	LNR Special Servicer
CSFB 98-C2	LNR Special Servicer
CSFB 99-C1	LNR Special Servicer
CSMC 2006-C5	LNR Special Servicer
CSMC 2007-C1	LNR Special Servicer
CSMC 2007-C3	LNR Special Servicer
CSMC 2007-C5	LNR Special Servicer
CSFB 2000-C1	LNR Special Servicer
CSFB 2001-CP4	LNR Special Servicer
CSFB 97-C1	LNR Special Servicer
CSMC 2006-C4	LNR Special Servicer
CSFB 2002-CKS4	LNR Special Servicer
CSFB 2002-CP5	LNR Special Servicer
CSFB 2004-C5	LNR Special Servicer
CSFB 97-C2	LNR Special Servicer
COMM 2004-LNB2	LNR Special Servicer
GECCMC 2004-C2	LNR Special Servicer
GSMS 2013-GC10	LNR Special Servicer
GSMS 2013-GCJ14	LNR Special Servicer
GSMS 2014-GC26	LNR Special Servicer
JPMBB 2014-C22	LNR Special Servicer
JPMBB 2015-C32	LNR Special Servicer
MLMT 2005-CIP1	LNR Special Servicer
MSBAM 2015-C21	LNR Special Servicer
MSC 2007-T27	LNR Special Servicer
MSC 2017-H1	LNR Special Servicer
MSC 2017-HR2	LNR Special Servicer
MSCI 2007-IQ16	LNR Special Servicer
STWD 2013-FV1	LNR Special Servicer
WFCM 2016-C34	LNR Special Servicer
WFCM 2017-RC1	LNR Special Servicer
CD 2007-CD5	LNR Special Servicer
COMM 2015-CCRE25	LNR Special Servicer
COMM 2007-C9	LNR Special Servicer
COMM 2015-CCRE22	LNR Special Servicer
COMM 2013-CCRE13	LNR Special Servicer
WFRBS 2014-C19	LNR Special Servicer
CD 2006-CD2	LNR Special Servicer

COMM 2005-LP5	LNR Special Servicer
COMM 2006-C8	LNR Special Servicer
COMM 2014-CCRE21	LNR Special Servicer
CD 2017-CD6	LNR Special Servicer
COMM 2006-FL2	LNR Special Servicer
COMM 2007-FL14	LNR Special Servicer
COMM 2015-LC23	LNR Special Servicer
GPT 2018-GPP	LNR Special Servicer
DMARC 98-C1	LNR Special Servicer
DLJ 96-CF1	LNR Special Servicer
DLJ 97-CF1	LNR Special Servicer
MSCI 2007-IQ14	LNR Special Servicer
FDIC 2011-C1	LNR Special Servicer
FCCC 2000-C1	LNR Special Servicer
FUNB 2000-C2	LNR Special Servicer
FUNB 2001-C2	LNR Special Servicer
FUNB 2001-C3	LNR Special Servicer
FUNB 2001-C4	LNR Special Servicer
BC 2000-A	LNR Special Servicer
COMM 2005-FL11	LNR Special Servicer
GCCFC 2002-C1	LNR Special Servicer
GCCFC 2007-GG11	LNR Special Servicer
GECMC 2001-3	LNR Special Servicer
GECMC 2005-C2	LNR Special Servicer
GECMC 2006-C1	LNR Special Servicer
GMAC 2004-C3	LNR Special Servicer
GSMS 2005-GG4	LNR Special Servicer
GSMS 2013-GC13	LNR Special Servicer
GSMS 2014-GC18	LNR Special Servicer
GSMS 2014-GC20	LNR Special Servicer
GSMS 2015-GC34 (companion loan included in CGCMT 2015- GC33)	LNR Special Servicer
HMAC 99-PH1	LNR Special Servicer
JPMBB 2013-C15	LNR Special Servicer
JPMBB 2014-C18	LNR Special Servicer
JPMBB 2014-C24	LNR Special Servicer
JPMCC 2002-CIBC4	LNR Special Servicer
JPMCC 2003-ML1	LNR Special Servicer
JPMCC 2005-LDP2	LNR Special Servicer
JPMCC 2005-CIBC13	LNR Special Servicer
JPMCC 2006-CB15	LNR Special Servicer
JPMCC 2006-FL2	LNR Special Servicer
JPMCC 2006-LDP7	LNR Special Servicer
JPMCC 2006-LDP9	LNR Special Servicer
JPMCC 2007-LDP10	LNR Special Servicer
JPMCC 2007-LDP12	LNR Special Servicer

JPMCC 2011-C4	LNR Special Servicer
JPMCC 2016-JP4	LNR Special Servicer
JPMCC 2017-JP5	LNR Special Servicer
LBUBS 2000-C3	LNR Special Servicer
LBUBS 2001-C3	LNR Special Servicer
LBUBS 2002-C4	LNR Special Servicer
LBUBS 2002-C7	LNR Special Servicer
LBUBS 2003-C5	LNR Special Servicer
LBUBS 2004-C6	LNR Special Servicer
LBUBS 2005-C2	LNR Special Servicer
LBUBS 2005-C5	LNR Special Servicer
LBUBS 2005-C7	LNR Special Servicer
LBUBS 2006-C1	LNR Special Servicer
LBUBS 2006-C7	LNR Special Servicer
LBUBS 2007-C1	LNR Special Servicer
LBUBS 2007-C2	LNR Special Servicer
LBUBS 2007-C6	LNR Special Servicer
LBUBS 2007-C7	LNR Special Servicer
MLCFC 2007-6	LNR Special Servicer
MLCFC 2007-8	LNR Special Servicer
MLCFC 2007-9	LNR Special Servicer
MLMT 2004-KEY2	LNR Special Servicer
MLMT 2006-C1	LNR Special Servicer
MLMT 2007-C1	LNR Special Servicer
MSBAM 2016-C30	LNR Special Servicer
MSCI 2006-HQ10	LNR Special Servicer
MSCI 2006-IQ11	LNR Special Servicer
MSCI 2007-HQ12	LNR Special Servicer
MSDW 2000-LIFE1	LNR Special Servicer
PRU 95-MCF2	LNR Special Servicer
WBCMT 2003-C3	LNR Special Servicer
WBCMT 2003-C9	LNR Special Servicer
WBCMT 2005-C21	LNR Special Servicer
WFCM 2017-C39	LNR Special Servicer
WFCM 2017-C41	LNR Special Servicer
WFCM 2017-C42	LNR Special Servicer
WFRBS 2012-C9	LNR Special Servicer
WFRBS 2013-C13	LNR Special Servicer
GECCMC 2002-2	LNR Special Servicer
GECMC 2005-C4	LNR Special Servicer
GECMC 2007-C1	LNR Special Servicer
GECCMC 2003-C1	LNR Special Servicer
GCCFC 2003-C2	LNR Special Servicer
GCCFC 2005-GG5	LNR Special Servicer
GCCFC 2006-GG7	LNR Special Servicer
GSMS 2019-GSA1	LNR Special Servicer
GSMS 2019-GSA1 (companion loan included in CF 2019-CF2)	LNR Special Servicer

GSMS 2019-GSA1 (companion loan included in MSC 2019-L3)	LNR Special Servicer
GSMS 2019-GC40 (companion loan included in BMARK 2019-B10)	LNR Special Servicer
GSMS 2019-GC40	LNR Special Servicer
GSMS 2006-GC8	LNR Special Servicer
GSMS 2014-GC24	LNR Special Servicer
GSMS 2018-LUAU	LNR Special Servicer
GSMS 2016-GS2	LNR Special Servicer
HYATT 2017-MZA	LNR Special Servicer
GSMS 2004-GG2	LNR Special Servicer
JPMBB 2013-C12	LNR Special Servicer
JPMBB 2015-C27	LNR Special Servicer
JPMCC 2007-CIBC18	LNR Special Servicer
JPMCC 2008-C2	LNR Special Servicer
JPMCC 2016-FL8	LNR Special Servicer
JPMCC 2016-JP2	LNR Special Servicer
JPMDB 2018-C8	LNR Special Servicer
JPMCC 2002-C1	LNR Special Servicer
JPMCC 2003-C1	LNR Special Servicer
JPMCC 2003-CIBC7	LNR Special Servicer
JPMCC 2004-CIBC10	LNR Special Servicer
JPMCC 2006-CIBC14	LNR Special Servicer
JPMCC 2007-C1	LNR Special Servicer
JP Morgan 99-PLS1	LNR Special Servicer
LCCM 2014-PKMD	LNR Special Servicer
MLCFC 2006-4	LNR Special Servicer
MLCFC 2007-7	LNR Special Servicer
LBUBS 2004-C2	LNR Special Servicer
NATIONSLINK 98-2	LNR Special Servicer
LBCMT 1998-C4	LNR Special Servicer
LBCMT 2007-C3	LNR Special Servicer
LBUBS 2000-C5	LNR Special Servicer
LBUBS 2002-C1	LNR Special Servicer
LBUBS 2002-C2	LNR Special Servicer
LBUBS 2003-C8	LNR Special Servicer
LBUBS 2004-C4	LNR Special Servicer
LBUBS 2004-C8	LNR Special Servicer
LBUBS 2006-C4	LNR Special Servicer
MSCI 20006-HQ8	LNR Special Servicer
MSCI 2007-XLF9	LNR Special Servicer
MSCI 98-CF1	LNR Special Servicer
SBMS 2000-C3	LNR Special Servicer
WBCMT 2002-C1	LNR Special Servicer
WBCMT 2003-C5	LNR Special Servicer
WBCMT 2003-C6	LNR Special Servicer
WBCMT 2004-C10	LNR Special Servicer
WBCMT 2006-C23	LNR Special Servicer

WBCMT 2006-C24	LNR Special Servicer
WBCMT 2006-C26	LNR Special Servicer
WBCMT 2006-C27	LNR Special Servicer
WBCMT 2006-C29	LNR Special Servicer
WBCMT 2007-C31	LNR Special Servicer
WBCMT 2007-C33 (companion loan included in JPMCC 2007-LD12)	LNR Special Servicer
BX 2018-MCSF	LNR Special Servicer
MSC 2018-H3	LNR Special Servicer
MSC 2018-H4	LNR Special Servicer
MSC 2019-H7	LNR Special Servicer
MSBAM 2012-C6	LNR Special Servicer
MSBAM 2014-C16	LNR Special Servicer
MSBAM 2015-C23	LNR Special Servicer
MSBAM 2015-C24	LNR Special Servicer
MSBAM 2015-C26	LNR Special Servicer
MSBAM 2013-C9	LNR Special Servicer
DBWF 2018-GLKS	LNR Special Servicer
RCMF 2019-FL3	LNR Special Servicer
RCMT 2018-FL2	LNR Special Servicer
PRU KEY 2000-C1	LNR Special Servicer
PSSF 1998-C1	LNR Special Servicer
STWD 2019-FL1	LNR Special Servicer
STWD 2021-HTS	LNR Special Servicer
WFCM 2014-LC16	LNR Special Servicer
WFCM 2018-C46	LNR Special Servicer
WFCM 2018-C46 (companion loan included in JPMDB 2018-C8)	LNR Special Servicer
WFCM 2018-C48 (companion loan included in BBCMS 2018-C2)	LNR Special Servicer
WFCM 2018-C48 (companion loan included in BMARK 2018-B7)	LNR Special Servicer
WFCM 2019-C52 (companion loan included in CF 2019-CF2)	LNR Special Servicer
WFCM 2019-C52 (companion loan included in UBSCM 2019-C17)	LNR Special Servicer
LBUBS 2006-C3	LNR Special Servicer
BHMS 2018-MZA	LNR Special Servicer
FRESB 2018-SB46	LNR Special Servicer
WFCM 2016-C37	LNR Special Servicer
WFCM 2018-C45	LNR Special Servicer